Exhibit 25(a)

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                             FORM T-1

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF A
             CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                 SECTION 305(b)(2)           |__|



                       THE BANK OF NEW YORK
        (Exact name of trustee as specified in its charter)

New York                                     13-5160382
(State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                 identification no.)

One Wall Street, New York, N.Y.              10286
(Address of principal executive offices)     (Zip code)



                    ENTERGY MISSISSIPPI,  INC.
        (Exact name of obligor as specified in its charter)


State of Mississippi                         64-0205830
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)

308 East Pearl Street
Jackson, Mississippi                         39201
(Address of principal executive offices)     (Zip code)

                           _____________

                          Debt Securities
                (Title of the indenture securities)


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

1. General information. Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

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  Name                         Address
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Superintendent of Banks of the State of    2 Rector Street, New York,
New York                                   N.Y. 10006, and Albany, N.Y.
                                           12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                           N.Y.  10045

Federal Deposit Insurance Corporation      Washington, D.C.  20429

New York Clearing House Association        New York, New York   10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
        Exhibit 1 to Form T-1 filed with Registration Statement No.
        33-29637.)

        4.    A copy of the existing By-laws of the Trustee.
        (Exhibit 4 to Form T-1 filed with Registration Statement
        No. 33-31019.)

        6.    The consent of the Trustee required by Section
        321(b) of the Act.  (Exhibit 6 to Form T-1 filed with
        Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                             SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of December, 2000.


                                 THE BANK OF NEW YORK



                                 By: /s/  STEPHEN J. GIURLANDO
                                     Name: STEPHEN J. GIURLANDO
                                     Title:VICE PRESIDENT

               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

            of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries,
a  member of the Federal Reserve System, at the close of business
September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                               Dollar Amounts
                                                       In Thousands
Cash and balances due from depository
 institutions:
Noninterest-bearing balances and                          $4,194,838
 currency and coin
Interest-bearing balances                                  4,596,320
Securities:
Held-to-maturity securities                                  837,052
Available-for-sale securities                              4,877,379
Federal funds sold and Securities                          3,085,401
 purchased under agreements to resell
Loans and lease financing receivables:
Loans and leases, net of unearned
 income.....37,707,721
LESS: Allowance for loan and
 lease losses......598,990
LESS: Allocated transfer risk
 reserve..........12,370
Loans and leases, net of unearned                         37,096,361
 income, allowance, and reserve
Trading Assets                                            10,039,718
Premises and fixed assets (including                         740,743
 capitalized leases)
Other real estate owned                                        4,714
Investments in unconsolidated                                178,845
 subsidiaries and associated companies
Customers' liability to this bank on                         887,442
 acceptances outstanding
Intangible assets                                          1,353,079
Other assets                                               4,982,250
                                                         -----------
Total assets                                             $72,874,142
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LIABILITIES
Deposits:
In domestic offices                                      $26,812,643
Noninterest-bearing     11,206,758
Interest-bearing        15,605,885
In foreign offices, Edge and Agreement                    26,338,068
 subsidiaries, and IBFs
Noninterest-bearing        520,061
Interest-bearing        25,818,007
Federal funds purchased and Securities                     1,789,285
 sold under agreements to repurchase
Demand notes issued to the U.S.Treasury                      100,000
Trading liabilities                                        2,440,940
Other borrowed money:
With remaining maturity of one year or                     1,581,151
 less
With remaining maturity of more than one                           0
 year through three years
With remaining maturity of more than                          31,080
 three years
Bank's liability on acceptances executed                     889,948
 and outstanding
Subordinated notes and debentures                          1,652,000
Other liabilities                                          4,914,363
                                                         -----------
Total liabilities                                         66,549,478
                                                         ===========
EQUITY CAPITAL
Common stock                                               1,135,285
Surplus                                                      988,327
Undivided profits and capital reserves                     4,242,906
Net unrealized holding gains (losses) on                     (11,848)
 available-for-sale securities
Accumulated net gains (losses) on cash                             0
 flow hedges
Cumulative foreign currency translation                      (30,006)
 adjustments
Total equity capital                                       6,324,664
                                                         -----------
Total liabilities and equity capital                     $72,874,142
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     I,  Thomas  J. Mastro, Senior Vice President and Comptroller
of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                            Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                   Directors
Gerald L. Hassell
Alan R. Griffith